UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HOTEL OUTSOURCE MANAGEMENT, INC.
80 Wall Street, Suite 815
New York, New York 10005

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 15, 2007

The Annual Meeting of Stockholders of Hotel Outsource Management International, Inc. will be held at the offices of Joseph Stabholz, Advocate, 72 Weizman Street, Tel Aviv, Israel, on Thursday, March 15, 2007 at 10:00 a.m., local time, to consider and act upon the following matters:

1.	To elect eight members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified;

2.	Appoint Kingery & Crouse as independent accountants for the fiscal year ending December 31, 2007;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on February 15, 2007, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

JACOB RONNEL
President

New York, New York

February 14, 2007

THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY STATEMENT
OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
————————

ANNUAL MEETING OF STOCKHOLDERS OF
HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
TO BE HELD MARCH 15, 2007
AT
TEL AVIV, ISRAEL
————————

This Proxy Statement, dated February 14, 2007 (“Proxy Statement”), and the accompanying proxy card are being furnished in connection with the solicitation of proxies by Hotel Outsource Management International, Inc. (“HOMI” or the “Company”) to be voted at an Annual Meeting of the Company (together with any adjournments, postponements, or reschedulings thereof, the “Annual Meeting”).

Voting materials, which include this Proxy Statement and a proxy card, will be mailed to stockholders on or about February 15, 2007.

In this Proxy Statement:

• “We,” “us,” and “our” refer to HOMI, as defined above;
• The “Company” or “HOMI” refers to Hotel Outsource Management International, Inc.;
• "Board of Directors” or “Board” means HOMI’s Board of Directors; and
• “SEC” means the Securities and Exchange Commission.

We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

An Annual Meeting will be held at 10:00 a.m., local time, on March 15, 2007, at the offices at Joseph Stabholz, Adv., 72 Weizman Street, Tel Aviv 62308, Israel. The record date (the “Record Date”) for determining stockholders entitled to notice of and to attend the Annual Meeting is February 15, 2007.

HOMI’s principal offices are located at 80 Wall Street, Suite 815, New York, New York 10005.

Purpose of the Proxy Statement and Proxy Card

You are receiving a Proxy Statement and proxy card from us because you owned shares of HOMI common stock as of the Record Date. This Proxy Statement describes important issues on which we would like you, as a stockholder, to vote, including an important election of the Company’s directors.

When you sign the proxy card, you appoint HOMI’s directors as your representatives at the meeting. They will vote your shares in the manner that you have directed on the accompanying proxy card, at the Annual Meeting. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees, listed below, as directors of the Company. Even if you plan to attend the Annual Meeting, we recommend that you complete, sign, date and return your proxy card in advance of the meeting in case your plans change. This way, your shares will be voted whether or not you attend the Annual Meeting.

The proxy cards should be sent to Atlas Stock Transfer, 5899 South State Street, Suite 24, Salt Lake City, Utah 84107 or sent via facsimile to Joseph Stabholz, Adv. at: 011-972-3-544-1870.

Proposal to be Voted on at the Annual Meeting

At the Annual Meeting, a vote will be held on:

• The election of eight members of the Board of Directors; and

• The appointment of Kingery & Crouse as independent auditors; and

• Such other matters that may properly come before the Annual Meeting.

Pursuant to this Proxy Statement, we are soliciting your proxy in support of the election of the Director Nominees as directors of the Company and in support of the appointment of Kingery & Crouse as independent auditors.

The Proxy Statement and proxy card are first being mailed to the stockholders of the Company on or about February 15, 2007.

PROPOSAL ONE.
ELECTION OF DIRECTORS

Eight new Directors are to be elected at the meeting and will serve until HOMI’s 2008 Annual Meeting and until each of their successors have been elected or until their earlier resignation or removal. The eight nominees are:

JACOB RONNEL

ARIEL ALMOG

AVRAHAM BAHRY

JACOB FAIGENBAUM

JULES POLAK

PHILIPPE SCHWARTZ

URI KELLNER

YOAV RONEN.

The eight nominees receiving the highest number of votes from stockholders, either in person or by proxy, will be elected as HOMI’s directors.

All eight of the director-nominees have consented to their being named in this proxy statement and to serving as directors if elected.

NOMINEE BIOGRAPHIES

Jacob Ronnel, 49, has been Chief Executive Officer, President and a director of HOMI since December 28, 2001, director and Chief Executive Officer, of Bartech Mediterranean Ltd. since May 1997 where he became a managing director in March 1998; CEO, President and a director of Hila since its inception in 2001; President and a director of HOMI South Africa since inception in 1999 and director and chief executive officer of Hotel Outsource Services, Inc. since September 2001. From July 1997 to September 1997, Mr. Ronnel was a consultant to and provisional manager of Brookside Investments, Ltd. From 1996 to 2002, he was a consultant for Kassel Financial Consultants, located in Israel. Mr. Ronnel obtained a degree in International Hotel Administration from Ecole Hoteliere de Lausanne, Switzerland.

Ariel Almog, 38, has been Chief Operating Officer, secretary and director of HOMI since December 28, 2001. He has been Chief Operating Officer and a director of Bartech Mediterranean Ltd. since May 1997 and a general manager since March 1998, COO, secretary and a director of Hila since its inception in 2001, COO and a director of HOMI South Africa since inception in 1999 and a director and chief operating officer of Hotel Outsource Services, Inc. since September 2001. From 1996 to 1998, Mr. Almog was an owner of a franchise Apropo Cafe restaurant in Israel. He received a Bachelor of Business Administration and Marketing from Schiller International University (American University, Paris, France).

Avraham Bahry, 60, has been Chairman of HOMI since December 2004. Mr. Bahry established Mul-T-Lock Ltd., an Israeli corporation, in 1973, which he grew into a multi-national holding company in the business of products and services for the protection of life and property. Mr. Bahry sold Mul-T-Lock Ltd. in 1999 and has worked as a consultant since then.

Jacob Faigenbaum, 52, has served as founder and Managing Director of Financial Guardian Group since 2001. He was Senior Manager of Old Mutual International in London from 1997 to 2001, and he was Managing Director of Pioneer International, International Investments Advisory from 1986-1997. Mr. Faigenbaum served in the Israeli Defense Forces as Colonel. He received a Masters of Economics and Business Administration from Bar Ilan University (Israel) and is currently finishing his LLB.

Jules M. Polak, 60, has been a director of HOMI since December 2004. Mr. Polak has been a principal of Jules Polak Business Consulting Ltd. since 2000. From 1993 to 2000, he was Chief Executive Officer of Golden Pages Israel, the yellow pages publisher of Israel. He has been a director of several public companies and privately held companies in Israel. He received a Masters of Business Administration from the Hebrew University in Jerusalem (Israel) and is CPA (Isr).

Yoav Ronen, 47, was elected to HOMI’s board of directors in December 2006. Mr. Ronen has years of experience managing hotels. Since 2005, he had been Supervisor and Director of Marketing for two hotels in Prague, Czech Republic: The Joe Hotel and Villa Schwaiger. Since 2003, he has been Supervisor and Director of Marketing for the Ros Maris Rob D.o.o. Hotel in Croatia. From 1995-2002 he served as Chief Executive Officer for the Hotel Jordan River in Tiberius, Israel, and Hotel Carmel in Netanya, Israel. Mr. Ronen obtained received a Bachelor’s degree in Business and Accounting from Tel Aviv University. Mr. Ronen has served as a director of HOMI since December 2006.

Philippe Schwartz, 46, was the Regional Director of Finance for West Coast and Hotel Controller of the Intercontinental Hotels from 2001 to 2005, where he was responsible for five Intercontinental hotels. His duties also included financial reporting, property acquisition and management. From 1990 to 2001, Mr. Schwartz worked for the Athenaeum Intercontinental Hotel in Athens, Greece, where he was regional director of finance for East Mediterranean and CIS, and Controller of the hotel, overseeing numerous hotels in over 19 countries. For over 20 years Mr. Schwartz has served as financial controller for other Intercontinental hotels located throughout the world. Mr. Schwartz is a certified accountant. He is a graduate of Ecole Superieure de Commerce, and has a master’s degree in Hotel Management from Lycee Technique Hotelier Jean Drouant, Paris, France.

Uri Kellner, 79, has served as a director of many companies throughout his career. Since 2002, Mr. Kellner has been a member of the Board of Directors of Nir Let Ltd., an Israeli corporation. From 1996-2000, he was chairperson of the Board of Directors of Kal-Kor, Ltd., Ein Carmel, and from 1992 to 1997, he was chairperson of the Board for Company of the Development of Old Acco, both located in Israel. From 1990 to 1999, he served as a member of the Board of Directors of Kalat Ltd., Ofakim, Israel. Mr. Kellner received his Bachelor of Science in Commerce Law from London College, England. He is a member of the Fellow Institute of Chartered Accountants.

WE STRONGLY RECOMMEND A VOTE FOR EACH OF THE
DIRECTOR NOMINEES

PROPOSAL TWO.
APPROVAL OF KINGERY & CROUSE AS INDEPENDENT AUDITORS.

The shareholders are requested to approve Kingery & Crouse as HOMI’s independent accountants for the fiscal year ending December 31, 2007.

WE STRONGLY RECOMMEND A VOTE FOR THE APPROVAL OF KINGERY & CROUSE AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

OTHER MATTERS

As of the date hereof, we are not aware of any matter that will be presented for consideration at the Annual Meeting, other than the election of eight directors and the approval of Kingery & Crouse as independent accountants. Should other matters properly come before the Annual Meeting, the attached proxy card, when duly executed, will give the proxies named therein discretionary authority to vote on all such matters and on all matters incident to the conduct of the Annual Meeting. Such discretionary authority will include the ability to vote shares on any proposal to adjourn the Annual Meeting. The proxies named on the accompanying proxy cards will not use such discretionary authority to vote the proxies to adjourn matters of which the Participants are aware a reasonable time before the Annual Meeting.

This Proxy Statement contains information regarding: (i) the beneficial ownership of securities of HOMI by (A) any person known to HOMI to beneficially own 5% or more of any class of voting securities of HOMI; (B) each current Board director and executive officer of HOMI; and (C) all directors and executive officers of HOMI as a group; and (ii) HOMI’s directors and management, including information relating to management compensation.

Shareholder Proposals for the Company’s 2008 Annual Meeting

In order to be considered for inclusion in the Proxy Statement for the 2008 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company at its address hereinabove, on or before November 30, 2007. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Voting Procedure

As of the Record Date, the Company had 39,967,937 outstanding shares.

You may vote FOR all of the Director Nominees, you may WITHHOLD AUTHORITY FOR ALL, or you may withhold authority for any individual Nominee.

Approve the appointment of Kingery & Crouse as independent accountants, or you may vote against their appointment.

The proxy holder identified in the proxy card accompanying this Proxy Statement will vote the accompanying proxy card in the manner directed by the signing stockholder. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company and FOR the appointment of Kingery & Crouse as independent accountants. With respect to other matters that may properly come before the Annual Meeting, or at any postponement or adjournment thereof, the proxy holders identified in the accompanying proxy card will vote shares represented by the proxy card in accordance with the proxies’ discretion. To the extent that other matters properly come before the Annual Meeting that do not fall within the proxies’ voting discretion, the named proxies may not vote the shares represented by the accompanying proxy on such matters.

If you are the beneficial owner of shares held through a broker or other nominee, your broker or nominee should provide you with information regarding the methods by which you can direct your broker or nominee to vote your shares. Your broker or nominee might send you, for example, a voting instruction card, similar to the Company’s proxy card, to be completed, signed, dated and returned to your broker or nominee by a date in advance of the meeting, and/or information on how to communicate your voting instructions to your broker or nominee by telephone or over the Internet.

By completing, signing, dating and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the meeting in the manner you indicate. If no direction is made, shares represented by the accompanying proxy card will be voted FOR the election of the Director Nominees as directors of the Company and FOR the appointment of Kingery & Crouse as independent accountants for HOMI. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is a likely indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

Revocability of Proxies

Any person giving a proxy card in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. It may be revoked by filing with us an instrument of revocation or by submitting to us a duly executed proxy bearing a later date. It also may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not itself revoke a proxy.

Any proxy given pursuant to this solicitation also may be revoked by delivery to the Company of a duly executed proxy bearing a later date.

Quorum Requirement

Shares shall be counted as present at the Annual Meeting if the stockholder either:

• is present and votes in person at the Annual Meeting; or
• has properly submitted a proxy card.

A majority of the Company’s outstanding shares as of the Record Date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy; Broker Non-Votes

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

• vote your shares on routine matters; or
• leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters, but not with respect to non-routine matters. If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

We believe that a broker will not have discretionary authority to vote shares for the election of directors. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast. Broker non-votes, if any, will not be counted as having been voted will not have an effect on the proposal to elect directors, since the election of directors does not require a plurality vote. We encourage you to provide instructions to your brokerage firm to vote your shares for Director Nominees.

Effect of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum. Abstentions will be treated as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote and thus could result in the failure of the two proposals.

Required Vote

Assuming a quorum is present, the eight nominees receiving the highest number of “yes” votes will be elected as directors. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Broker non-votes, if any, will not be counted as having been voted on. The approval of Kingery & Crouse as independent accountants will require the affirmative vote of plurality of the shares present at the meeting. Stockholders may not cumulate votes in the election of directors.

Appraisal Rights

The Company’s stockholders have no appraisal rights under the General Corporation Law of the State of Delaware in connection with the election of directors.

Solicitation

These proxies are being solicited by the Board of Directors of the Company. Copies of solicitation material will be furnished by the Company without charge to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. As part of the solicitation, HOMI may communicate with stockholders of HOMI’s Board by mail, courier services, Internet, advertising, telephone, facsimile or in person.

The Company will bear the entire cost of this solicitation. Although no precise estimate can be made at the present time, we currently estimate that the total expenditures relating to the proxy solicitation incurred will be approximately $5,000.

Board Meetings and Committees

Currently, HOMI does not have a nominating committee. All director candidates are considered by the entire board. The Board of Directors has adopted a policy with regard to the consideration of any director candidates recommended by security holders.

HOMI’s board of directors has a process whereby security holders may send communications to the board of directors. Such security holders may send certified letters to Jacob Ronnel, CEO of HOMI, who shall be responsible for presenting such communication to the entire board.

HOMI has an audit committee with three members, one of whom is a financial expert.

Code of Ethics

HOMI has adopted a code of ethics that applies to its principal executive officers, principal financial officer and principal accounting officer. HOMI will provide any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.

Directors' compensation

Directors (excluding directors who are officers in HOMI) are reimbursed for the expenses they actually incur in attending board meetings. Directors are paid $1,000 per directors meeting attended, and $500 for each committee meeting attended.

Executive Compensation

The following is a chart of compensation paid to all executive officers of the Company.

Name And Principal Position	Year	Annual Compensation			Long-Term Compensation		All Other Compen-sation ($)
		Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Awards
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs ($)

Jacob Ronnel	2004(1)	$100,000					$13,491
CEO, President	2005	$107,994		$4,750- interest
	2006	$96,000

Ariel Almog	2004(2)	$161,000
COO, Secretary	2005	$153,979		$6,000- interest
	2006	$153,979

Sigal Grinboim	2004	$20,000
CFO	2005	$48,000
	2006	$48,000

Avraham Bahry	2004	$5,000
Chairman	2005(3)	0
	2006	0

(1)
In 2004, Mr. Ronnel’s salary was paid as follows: HOMI Israel- $24,497; HOS-$39,996; HOMI- $48,998. According to the employment agreement entered into by Jacob Ronnel and HOS which commenced June 2002, Mr. Ronnel shall serve as Chief Executive Officer at $80,000 per year; however, Mr. Ronnel received only 50% of his base salary ($40,000 per year) until June 2003, and resumed his $80,000 per year salary in July 2003 ($40,000 from HOS and $40,000 from HOMI). Mr. Ronnel is entitled to an annual performance-based bonus. HOS may terminate this agreement upon 90 days written notice.

(2)
Mr. Almog’s entire salary was paid by HOS. Pursuant to Ariel Almog's employment agreement with HOS, Mr. Almog is to receive an annual base salary of $80,000 per year as Chief Operating Officer, commencing June 2002. Mr. Almog will be entitled to annual performance-based bonuses. Mr. Almog also receives $1,000 per month for medical insurance, matching 401(k) contributions up to 5% of his base salary, a housing allowance of between $2,500 and $2,700 per month, $1,300 per month child education allowance, a car, and a one-time relocation allowance of $5,000. HOS may terminate this employment agreement upon 90 days written notice. Since 2005, Mr. Almog has been receiving an annual gross salary of $150,000 per year from HOS.

(3)
According to HOMI’s agreement with Mr. Avraham Bahry, Mr. Bahry is entitled to remuneration in respect of his service as Chairman of HOMI, HOMI’s Board approved such remuneration of $75,000 per year commencing January 1, 2005; however, Mr. Bahry has agreed to waive any payments until such time as HOMI achieves a net profit.

Certain Relationships and Related Transactions

In December 2003, Jacob Ronnel and Ariel Almog lent HOMI $150,000 under notes payable bearing interest at a fixed rate of 4%. A portion of the loans were converted into shares of HOMI common stock subsequent to December 31, 2005; Mr. Ronnel converted $76,849 and Mr. Almog converted $98,229. The conversion rate for both notes was $0.25 per share. During each of the years ended December 31, 2004 and 2005, HOMI incurred interest of approximately $12,000 and $10,750, respectively under these loans.

In February 2004 the board of directors approved a series of agreements with several shareholders, pursuant to which in return for services rendered to HOMI in 2003 and 2004, the stockholders were issued 1,000,000 shares at no consideration. Of these 1,000,000 shares, 500,000 were issued to Mr. Perko. HOMI recorded $213,000 and $87,000 as stock based expenses in 2003 and 2004, respectively.

In March 2004 two of HOMI’s shareholders, Rodia Mihali and Avraham Bahry, extended loans of a total of $600,000 to HOMI for the purpose of purchasing additional minibars. These loans were converted into share capital as part of an offering HOMI held in July 2004. Pursuant to such offering, on July 10, 2004, HOMI offered for sale a total of 4,500,180 shares at $0.33 per share. This offering expired on August 12, 2004 and HOMI raised $936,000, including the conversion of the aforementioned stockholder loans from Mr. Mihali and Mr. Bahry, and issued 2,834,358 shares of common stock.

In May 2004 HOMI approved the conversion of certain shareholder loans given by Mr. Perko, through companies controlled by him, and others amounting to $414,000 into 828,000 shares of HOMI restricted common stock. Of this amount, $299,000 was loaned to the Company by companies controlled by Mr. Perko, which $299,000 was converted into 598,000 shares of HOMI common stock.

In September 2004 Mr. Perko through companies controlled by him lent HOMI $150,000. In October 2004 HOMI converted this loan, plus a previous loan of $250,000 into 952,522 shares of HOMI common stock.

In November 2004 Avraham Bahry and Rodia Mihali each lent HOMI $350,000. Prior to their satisfaction, the loans had an initial term of six months (that was subsequently deferred), required interest at a fixed rate of 10% per annum, and were secured by a (i) general lien and security interest over all of our assets (except that such security position was subordinate to all pre-existing liens on such assets) and (ii) the pledge of 2,000,000 shares of our common stock owned by Jacob Ronnel, Ariel Almog and Blackborn Financial Consulting (1999) Ltd. HOMI had the right to satisfy the loans plus accrued interest through the issuance of its common stock at a price of $0.25 per share. Mr. Mihali’s loan was repaid in 2005, while Mr. Bahry’s loan was converted into shares of HOMI common stock at $.25 per share in February 2006.

Daniel Golan, the minority shareholder of HOMI South Africa (Proprietary) Limited granted a loan to a HOMI subsidiary that had a balance of approximately $299,000 and $297,000 as of December 31, 2004 and 2005, respectively. The loan is linked to the South African Rand with annual interest of 10.5%. The loan term is indefinite with no fixed terms of repayment. During the years ended December 31, 2004 and 2005, the Company incurred interest of $31,536 and $30,057, respectively, under these notes.

During the year ended December 31, 2004, HOMI engaged Avraham Bahry and Rodia Mihali to each provide certain consulting services under agreements that allowed HOMI to remunerate each consultant in cash and/or shares of HOMI common stock. The initial agreement provided that the number of shares to be issued would be 37,500 per quarter; however this number of shares was subsequently reduced by 20% to 30,000 shares for the third and fourth quarters of 2005. Mr. Bahry agreed to forgo any compensation pursuant to his consulting agreement until the company became profitable. Subsequent to December 31, 2005, HOMI made the decision to satisfy the amount owed of $67,500 for such consulting services through the issuance of 135,000 shares of our restricted common stock to Mr. Mihali.

During the years ended December 31, 2004 and 2005, HOMI incurred various related party expenses for the following:

Description	2004	2005

Rent and office services	$37,000	$-
Directors’ fees and liability insurance	-	45,000
Consulting fees	158,000	242,000
Totals	$195,000	$287,000

The fees for rent and office services in 2004 were paid to a company controlled by Mr. Benzion Perko, principal of Blackborn. In 2004, HOMI paid the following consulting fees: Mr. Bahry, $5,000; Mr. Mihali, $33,000. In 2005, HOMI paid the following consulting fees: Mr. Mihali, $67,500 (which was converted into 135,000 shares).

Independent Public Accountant

Kingery & Crouse has served as HOMI’s independent public auditor since January 2005. All payments to them are current. Members of Kingery & Crouse will be available via telephone conference call during HOMI’s Annual Meeting and will have an opportunity to speak and will be available to respond to questions.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of HOMI’s annual financial statements for the year ended December 31, 2005 were approximately $46,000. Aggregate fees for the audit of financial statements for the year ended December 31, 2006 amounted to $45,734.

Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by Kingery & Crouse and its predecessor, that are reasonably related to the performance of audits or reviews of HOMI’s financial statements other than those disclosed under “Audit Fees” was $0 in 2006 and $0 in 2005.

Tax Fees

For 2006 and 2005, there were no aggregate fees billed in each of the last two fiscal years for professional services rendered by HOMI’s independent accountant for tax compliance, tax advice and tax planning.

Additional Information

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

The Company files special, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

Date: February 14, 2007

EXHIBIT A

Principal Stockholders and Security Ownership of Management

The following table sets forth certain information known to us with respect to beneficial ownership of HOMI common stock as of December 31, 2006, the number and percentage of outstanding shares of common stock beneficially owned by each person who beneficially owns:

more than 5% of the outstanding shares of our common stock; each of our officers and directors; and all of our officers and directors as a group; and our director nominees.

Names and Address of Beneficial Owner	Number of Shares Beneficially Owned	% Beneficially Owned (3)

Jacob Ronnel (4) 21 Hasvoraim Street Tel Aviv, Israel	2,379,312	6.0%

Ariel Almog (4) 224 Maypoint Drive, San Raphael, CA	2,387,915	5.9%

Blackborn Financial Consulting (1999) LTD. (1) 25 HaMerad Street Tel Aviv, Israel	3,601,917	9.0%

Rodia Mihali (2) 21 Neher St Munich, Germany	2,380,562	6.0%

Sigal Grinboim 7 Barazani Street Ramat Aviv, Israel	0	0%

Avraham Bahry (4) 1 Gan Hashikmin Street Ganei-Yehuda-Savion, Israel	3,566,838	8.9%

Jules Polak (4) 4 Kiriati Street Ramat Gan, Israel	0	0%

Yoav Ronnen (4) 2 Mivza Horev Street Modiin, Israel	21,593	0.06%

Philippe Schwartz (4) 999 California Street San Francisco, CA 94108	0	0%

Uri Kellner (4) 6 Herzel Rosenblum Street, Apt #6210, Tel Aviv, Israel 69379	0	0%

Jacob Faigenbaum (4) Migdal Moshe Aviv 7 Jabotinsky Street, 19th Floor Ramat Gan, Israel	0	0%

All officers and directors as a group (8 people) (2)(3)	6,206,658	15.5%

(1)	The beneficial owner of the securities held by Blackborn is Mr. Benzion Perko, 17 Alterman Street, Kfar-Saba, Israel.
(2)	Mr. Mihali resigned as director on June 24, 2005
(3)	Based on a total of 39,967,937 shares outstanding as of December 31, 2006.
(4)	Director Nominee

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
PROXY

This Proxy is solicited on behalf of Hotel Outsource Management International, Inc. Board of Directors
For the Annual Meeting on March 15, 2007

The undersigned hereby appoints Jacob Ronnel, Ariel Almog, Avraham Bahry, Jules Polak, Jacob Faigenbaum, Philippe Schwartz, Uri Kellner and Yoav Ronen or any one of them, with the power of substitution in each, or the designated Trustee of any applicable employee benefit plan, proxies to vote all stock of the undersigned on the following proposals and, in their discretion, upon such other matters as may properly come before the Annual Meeting of the Shareholders to be held at the offices of Joseph Stabholz, Ad., 72 Weizman Street, Tel Aviv, Israel on March 15, 2007, at 10:00 AM and at all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCK HOLDER. IF NO DIRECTION IS MADE, SHARES REPRESENTED IN THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF DIRECTOR NOMINEES LISTED ON THE PROXY CARD, OR IN ACCORDANCE WITH THE PROXIES’ DISCRETION TO VOTE FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED HEREIN BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE; AND (iii) IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE RETURN THIS PROXY CARED USING THE ENCLOSED POSTAGE - PAID ENVELOPE OR SEND VIA FACSIMILE TO 011-972-3-544-1870

PLEASE MARK VOTE IN THE FOLLOWING MANNER

The Company recommends a vote FOR all items. Shares will be so voted unless you otherwise indicate.

1.
The election of eight members of the board of directors to serve until the next annual meeting of stockholders and until their successors have been elected, or until their earlier resignation or removal

Nominees: 01 - Jacob Ronnel; 02 - Ariel Almog; 03 - Avraham Bahry; 04 - Jacob Faigenbaum; 05 - Jules M. Polak; 06 - Philippe Schwartz; 07 - Uri Kellner; 08 - Yoav Ronen;

For	Withheld	For All Except
[ ]	[ ]	[ ]

To withhold authority to vote for the election of any individual, write the name(s) on the line below.

__________________________________
Nominee Exception

2.	The Approval of Kingery & Crouse as independent accountants for the fiscal year ending December 31, 2007:

For	Withheld
[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

NOTE: Please sign exactly as your name appears on this Card or on the envelope in which you received this Proxy. Joint owners should each sign personally. Corporation proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should so indicate.

Date: ____________________________________

Please Sign: _______________________________

Please Sign: _______________________________

To vote using this proxy form:
྽	Complete and sign the proxy printed above.
྽
Tear at the perforation, and mail the proxy form in the enclosed, postage paid envelope addressed to Atlas Stock Transfer, 5899 South State Street, Suite 24, Salt Lake City, Utah 84107 or fax to Joseph Stabholz, Adv. at 011-972-3-544-1870.